Exhibit 10.1

EXECUTION VERSION

AMENDED AND RESTATED SUBSCRIPTION AGREEMENT

by and among

CHENIERE ENERGY, INC.,

RRJ CAPITAL II LTD,

BAYTREE INVESTMENTS (MAURITIUS) PTE LTD

and

SEATOWN LIONFISH PTE. LTD.

relating to convertible PIK notes of

Cheniere Energy, Inc.

Dated as of

November 26, 2014

CHENIERE ENERGY, INC.

SUBSCRIPTION AGREEMENT

Recitals

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

This Amended and Restated Subscription Agreement (this “Agreement”) is dated and effective as of November 26, 2014, by and among Cheniere Energy, Inc., a Delaware corporation (the “Company”), Baytree Investments (Mauritius) Pte Ltd, a limited liability company incorporated in Mauritius (“Baytree”), Seatown Lionfish Pte. Ltd., a limited liability company incorporated in Singapore (“Seatown”) and RRJ Capital II Ltd, a limited liability company incorporated in the Cayman Islands (“RRJ Capital”, and together with Baytree and Seatown, the “Purchasers,” and each a “Purchaser”). This Agreement supersedes and amends and restates in its entirety the Subscription Agreement, dated as of November 10, 2014, by and between the Company and RRJ Capital.

The Purchasers have agreed to purchase, and the Company has agreed to issue, convertible PIK notes of the Company (the “Notes”) in the aggregate amount of US$1,000,000,000 to be evidenced by Notes issued to the Purchasers in substantially the form attached to this Agreement as Exhibit A. Proceeds of the Notes are to be used (a) in the development, construction, operation, maintenance and ownership of facilities in San Patricio County and Nueces County in the vicinity of Portland, Texas, on the La Quinta Channel in the Corpus Christi Bay, (b) the development, construction, operation, maintenance and ownership of a gas pipeline and related facilities designed to transport feed and fuel gas and (c) general corporate purposes.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

Agreement

1. Definitions. The following terms have the meanings set forth in this Section 1, when used in this Agreement:

1.1	“Affiliate” means the same in this Agreement as that term is defined in Rule 405 of the Securities Act.

1.2	“Agreement” has the meaning set forth in the Recitals.

1.3	“Annex” has the meaning set forth in Section 5.10.

1.4	“Bloomberg” means Bloomberg Financial Markets.

1.5	“Board of Directors” means the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

1.6	“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York or the Republic of Singapore are authorized or required by law to remain closed.

1.7	“Closing” has the meaning set forth in Section 3.

1.8	“Closing Price” means, for any security as of any date, the closing price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the closing price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg. If the Closing Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as mutually determined by the Company and the Purchasers. If the Company and the Purchasers are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 19 of the Note. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

1.9	“Common Stock” means the Company’s common stock, par value US$0.003 per share, or any other class of stock resulting from successive changes or reclassifications of such Common Stock.

1.10	“Company” has the meaning set forth in the Recitals.

1.11	“Convertible Note Documents” means this Agreement and the Notes.

1.12	“Effectiveness Period” has the meaning set forth in Section 6.2.1.

1.13	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.14	“Exchange Notes” means 2014 Unsecured PIK Convertible Notes due 2021 of the Company, identical in all material respects to the Notes, except for references to restrictive legends and transfer restrictions relating to the Notes.

1.15	“Exchange Offer Deadline” has the meaning set forth in Section 6.1.1.

1.16	“Exchange Offer” has the meaning set forth in Section 6.1.

1.17	“Exchange Offer Registration Period” has the meaning set forth in Section 6.1.1.

1.18	“Exchange Offer Registration Statement” has the meaning set forth in Section 6.1.1.

1.19	“Exchange Shares” means the shares of common stock to be issued upon an exchange of each Note.

1.20	“Filing Deadline” means the date that is one hundred eighty (180) days after the Closing.

1.21	“Holders” means (i) initially, the Purchasers and (ii) any holder who is transferred all or any part of the Notes by a Purchaser pursuant to Section 8.2.

1.22	“Indenture” has the meaning set forth in Section 7.2.

1.23	“Material Adverse Effect” means any circumstance or condition affecting the business, properties, assets, operations or financial condition of the Company and its subsidiaries, taken as a whole, that, individually or in the aggregate, would materially adversely affect the authority or ability of the Company to perform its payment obligations under the Convertible Note Documents.

1.24	“Notes” has the meaning set forth in the Recitals.

1.25	“OFAC” has the meaning set forth in Section 5.10.

1.26	“Patriot Act” has the meaning set forth in Section 5.10.

1.27	“Person” means an individual or legal entity, including but not limited to a corporation, a limited liability company, a partnership, a joint venture, a trust, an unincorporated organization and a government or any department or agency thereof.

1.28	“Principal Market” means NYSE MKT LLC.

1.29	“Purchase Price” has the meaning set forth in Section 2.

1.30	“Purchaser” has the meaning set forth in the Recitals.

1.31	“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

1.32	“Registrable Securities” means (i) the Notes, (ii) the shares of Common Stock issued or issuable in exchange for principal under the Note (the “Exchange Shares”) and (iii) upon original issuance thereof, any shares of capital stock issued or issuable with respect to the Exchange Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, issued to or held by the Purchasers.

1.33	“Registration Statement” has the meaning set forth in Section 6.2.

1.34	“Regulation D” means Regulation D promulgated under the Securities Act.

1.35	“Regulation S” means Regulation S promulgated under the Securities Act.

1.36	“RRJ Funds” has the meaning set forth in Section 3.

1.37	“Rule 144A” means Rule 144A promulgated under the Securities Act.

1.38	“SEC” means the United States Securities and Exchange Commission.

1.39	“SEC Documents” has the meaning set forth in Section 5.2.6.

1.40	“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.41	“Suspension Event” has the meaning set forth in Section 6.4.1.

1.42	“Suspension Period” has the meaning set forth in Section 6.4.2.

1.43	“Temasek Group” means (i) Baytree; (ii) Temasek Holdings; and (iii) Temasek Holding’s direct and indirect wholly owned companies whose boards of directors or equivalent governing bodies comprise solely nominees or employees of (a) Temasek Holdings; (b) Temasek Pte. Ltd. (being a wholly owned subsidiary of Temasek Holdings); and/or (c) wholly owned direct and indirect subsidiaries of Temasek Pte. Ltd.

1.44	“Temasek Holdings” means Temasek Holdings (Private) Limited.

1.45

“Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

1.46	“Trustee” means the trustee under the Indenture and, if existent, the trustee under any indenture governing the Exchange Notes.

2. Subscription and Issuance of Notes.

2.1	Subject to the terms and conditions set forth herein, on the date of Closing referred to in Section 3 hereof, each of the Purchasers agrees, severally and not jointly, to purchase from the Company, and the Company agrees to sell and issue to each of the Purchasers, the principal amount of the Notes set forth opposite such Purchaser’s name on Schedule 1 for the aggregate purchase price (the “Purchase Price”) of US$1,000,000,000. Each Purchaser acknowledges that the Notes will be subject to restrictions on transfer as set forth in this Agreement.

2.2	Subject to the terms and conditions described in the Note, the Notes shall be convertible into shares of Common Stock at the conversion price provided in Section 3(b) of the Note. On the date of Closing, the initial conversion price shall be calculated as one hundred thirty percent (130%) of the Closing Price on November 10, 2014.

3. Closing. The closing of the transactions contemplated herein (the “Closing”) shall take place on November 28, 2014. The Closing shall take place at the offices of Sullivan & Cromwell LLP, counsel for the Company, 125 Broad Street, New York, New York 10004 or such other location as determined by the Company. At the Closing, each Purchaser shall remit payment of the portion of the Purchase Price set forth opposite such Purchaser’s name on Schedule 1 by wire transfer of immediately available funds or other means approved by the Company at or prior to the Closing and the Company shall deliver to such Purchaser (or, in the case of RRJ Capital, to its permitted transferees, Preston Asset Holding Ltd and Marvell Assets Limited (the “RRJ Funds”)) Notes in the principal amount set forth opposite such Purchaser’s name on Schedule 2 bearing an appropriate legend referring to the fact that the Notes were sold in reliance upon an exemption from registration under the Securities Act.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers as follows:

4.1	Organization and Qualification. The Company is incorporated and validly existing as a corporation and in good standing under the laws of the State of Delaware, and has the requisite power and authority (corporate or other) to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect.

4.2	Subsidiaries. Each subsidiary of the Company has been duly formed and is validly existing and in good standing under the laws of its jurisdiction of incorporation, with the requisite power and authority (corporate or other) to own its properties and to carry on its business as now being conducted. Each subsidiary of the Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect.

4.3

Authorization; Enforcement; Validity. The Company has the requisite power and authority (corporate or other) to enter into and perform its obligations under the Convertible Note Documents and to issue the Exchange Shares in accordance with the terms of the Convertible Note

Documents. The execution and delivery of the Convertible Note Documents by the Company and the consummation by the Company of the transactions contemplated by the Convertible Note Documents (including the issue of the Exchange Shares) have been duly authorized by the Board of Directors and no further filing, consent or authorization is required by the Company, its Board of Directors or its stockholders. The Convertible Note Documents have been duly executed and delivered by the Company, and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

4.4	Issuance of Notes. The Exchange Shares have been duly reserved for issuance, are duly authorized and form part of the authorized equity capitalization of the Company and, upon issuance in accordance with the terms hereof, will be validly issued and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof and the Exchange Shares will be fully paid and nonassessable with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of each of the Purchasers’ representations and warranties set forth in Section 5 of this Agreement, the offer and issuance by the Company of the Note and the Exchange Shares are exempt from registration under the Securities Act and will be issued in compliance with all applicable federal and state securities laws.

4.5	No Conflicts. The execution, delivery and performance of the Convertible Note Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (a) result in a violation of any certificate of incorporation, certificate of formation, any certificate of designations or other constituent documents of the Company, any capital stock of the Company or bylaws of the Company or any of its subsidiaries; (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party; or (c) result in a violation of any applicable law, rule, regulation, order, judgment or decree, including without limitation, federal and state securities laws and regulations and the rules and regulations of any national securities exchange applicable to the Company or its subsidiaries or by which any property or asset of the Company or its subsidiaries is bound or affected, except in the cases of clauses (b) and (c) such as would not reasonably be expected to have a Material Adverse Effect.

4.6	Absence of Existing Defaults and Conflicts. Except as otherwise disclosed in the SEC Documents (including documents furnished to the SEC), neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default (or with the giving of notice or the lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject, except such violations or defaults that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.7	Consents. Assuming the accuracy of the representations and warranties set forth in Section 5 of this Agreement, neither the Company nor any of its subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Convertible Note Documents, in each case in accordance with the terms hereof or thereof, other than (a) any consent, authorization or order that has been obtained as of the date hereof; (b) any filing or registration that has been made as of the date hereof; (c) any filings which may be required to be made by the Company with the SEC, state securities administrators or the Principal Market, subsequent to the Closing; and (d) such consents, authorizations, orders, registrations or actions the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect.

4.8	No General Solicitation. Neither the Company, nor any of its subsidiaries, or to the Company’s knowledge, any of its or their Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Notes.

4.9	No Integrated Offering. Neither the Company nor any of its Affiliates, or any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Notes under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Notes to require approval of stockholders of the Company for purposes of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. Neither the Company nor any of its Affiliates, or any Person acting on their behalf, will take any action or steps referred to in the preceding sentence that would require registration of the issuance of any of the Notes under the Securities Act.

4.10	SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has timely filed all appropriate SEC Documents. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC (solely to the extent any information contained in such SEC Documents has not been amended, modified, supplemented, corrected, rescinded or otherwise withdrawn in subsequent material filed by the Company with the SEC), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto; or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to the extent that such unaudited statements exclude footnotes).

4.11	Material Adverse Change. Since December 31, 2013, other than as disclosed in the SEC Documents, (a) there has been no material adverse change and no material adverse development, or event involving a prospective material adverse change in the business, properties, operations or financial condition of the Company or its subsidiaries, taken as a whole; (b) the Company has not paid or declared any dividends or other distributions with respect to its capital stock; (c) there has not been any change in the capital stock of the Company other than grants, exercises, terminations, or forfeitures of securities under the Company’s equity or compensation plans.

4.12	No Undisclosed Events or Circumstances. Except for the Note pursuant to this Agreement, since December 31, 2013, no event or circumstance has occurred or exists with respect to the Company or any of its subsidiaries or their respective businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

4.13

Internal Accounting and Disclosure Controls. The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations;

(b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability; (c) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company and its subsidiaries maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) that are effective at the reasonable assurance level to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. The Company has not publicly disclosed or reported to its Board of Directors or any internal committee formed as part of its disclosure controls and procedures, and the Company does not reasonably expect to publicly disclose or report to its Board of Directors or any internal committee formed as part of its disclosure controls and procedures, a significant deficiency, material weakness, change in internal controls, or fraud involving management or other employees who have a significant role in the Company’s disclosure controls and procedures, any violation of, or failure to comply with, the Securities Act and/or the Exchange Act, or any such matter which, if determined adversely, would have a Material Adverse Effect.

4.14	No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

4.15	Compliance with OFAC. None of the Company, any of its subsidiaries, any director, officer agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by OFAC; and the Company will not, directly or indirectly, use the proceeds of the Notes, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions by OFAC.

5. Representations and Warranties of Purchasers. Each Purchaser hereby represents and warrants as to itself (and, in the case of RRJ Capital, as to the RRJ Funds as though they were Purchasers for the purpose of this Section 5) to the Company as follows:

5.1	Acquisition for Own Account. Such Purchaser is acquiring the Note for such Purchaser’s own account for investment purposes only, and does not intend to distribute the Note or Exchange Shares. Such Purchaser has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Note or the Exchange Shares by means of any form of general solicitation or general advertising within the meaning of Rule 502(a) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

5.2	Status.

5.2.1

Such Purchaser either (i) is (A) an “accredited investor” within the meaning of Rule 501 of Regulation D, (B) a QIB, (C) aware that the sale of the Notes (together with any Exchange Shares issuable upon conversion of the Notes, the “Securities”) to it is being made in reliance on a private placement exemption from registration under the Securities Act and (D) acquiring the Securities for its own account or for the account of a QIB, or (ii) is not a U.S. person and is purchasing the Notes in an offshore transaction all in accordance with Regulation S.

5.2.2	Such Purchaser understands and agrees that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act, that such Securities have not been and, except in the sole discretion of the Company or as otherwise provided herein, will not be registered under the Securities Act and that such Securities may be offered, resold, pledged or otherwise transferred only pursuant to a registration statement or pursuant to an exemption from registration under the Securities Act and any applicable U.S. state securities laws, and that it will notify any subsequent purchaser of Securities from it of the resale restrictions referred to above, as applicable.

5.2.3	Such Purchaser agrees with the Company that, to the extent it desires to resell any of the Notes, it will solicit offers for the Notes from, and will offer the Notes only to (i) in the United States to Persons whom such Purchaser reasonably believes to be QIBs or, if any such Person is buying for one or more institutional accounts for which such Person is acting as fiduciary or agent, only when such Person has represented to such Purchaser that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and, in each case, in transactions under Rule 144A and otherwise in compliance with this Agreement including the transfer restrictions contained herein, (ii) outside of the United States in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, (iii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), or (iv) pursuant to an effective registration statement under the Securities Act, in each of cases (i) through (iv) in accordance with any applicable securities laws of any state of the United States.

5.2.4	It understands that, unless sold pursuant to a registration statement that has been declared effective under the Securities Act or in compliance with Rule 144, the Company may require that the Securities will bear a legend or other restriction substantially to the effect set forth in the form of Note set out in Exhibit A to this Agreement (it being agreed that if the Securities are not certificated, other appropriate restrictions shall be implemented to give effect thereto).

5.2.5	Such Purchaser:

(a)	has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and

(b)	has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

5.2.6	Such Purchaser acknowledges that (i) it has conducted its own investigation of the Company and the terms of the Securities, (i) it has had access to the Company’s public filings with the SEC (the “SEC Documents”) and to such financial and other information as it deems necessary to make its decision to purchase the Securities, and (iii) it has been offered the opportunity to ask questions of the Company and received answers thereto, as it deemed necessary in connection with the decision to purchase the Securities.

5.2.7	Such Purchaser understands that the Company will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements in Section 5 and agrees that if any of the representations and acknowledgements therein deemed to have been made by it by its purchase of the Securities is no longer accurate, it shall promptly notify the Company.

5.3	Organization and Standing. Such Purchaser is a corporation or other entity duly incorporated or formed, validly existing under the laws of the jurisdiction of its incorporation or formation.

5.4	Authorization. Such Purchaser has the full power and authority to enter into this Agreement, and (assuming due execution by the Company) the Agreement constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms.

5.5	Compliance with Securities Laws. Such Purchaser will comply with all applicable securities laws and regulations in effect in any jurisdiction in which such Purchaser purchases or sells Notes and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which such Purchaser is subject or in which such Purchaser makes such purchases or sales, and the Company shall have no responsibility therefor.

5.6	Consultation With Own Attorney. Such Purchaser has been advised to consult with its own attorney and other financial and tax advisers regarding all legal matters concerning an investment in the Company, and has done so, to the extent such Purchaser considers necessary.

5.7	Tax Consequences. Such Purchaser acknowledges that the tax consequences of investing in the Company will depend on particular circumstances, and neither the Company, the Company’s officers, any other investors, nor the partners, shareholders, members, managers, agents, officers, directors, employees, affiliates or consultants of any of them, will be responsible or liable for the tax consequences to such Purchaser of an investment in the Company.

5.8	Tax Forms. Such Purchaser shall deliver to Company the relevant IRS Form W-8 or W-9, and such form will be true and correct as of the Closing Date.

5.9	Legends. Such Purchaser understands that the certificates evidencing its Notes may bear a legend substantially similar to the following, and other legends as may be determined by the Company upon consultation with its legal counsel:

“NEITHER THIS 2014 UNSECURED CONVERTIBLE NOTE (THIS “NOTE”) NOR THE SHARES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED OR PLEDGED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A OR TO PERSONS OUTSIDE OF THE US PURSUANT TO REGULATION S UNDER SAID ACT.”

5.10

Patriot Act. All capitalized words and phrases and all defined terms used in the USA Patriot Act of 2001, 107 Public Law 56 (October 26, 2001) and in other statutes and all orders, rules and regulations of the United States government and its various executive departments, agencies and offices related to the subject matter of the Patriot Act, including Executive Order 13224 effective September 24, 2001 (collectively referred to as the “Patriot Act”) are incorporated into this Section. Such Purchaser and each and every Person affiliated with such Purchaser (or, in the case of Baytree, every Person in the Temasek Group) is: (i) not a “blocked” person listed in the Annex to Executive Order Nos. 12947, 13099 and 13224 and all modifications thereto or thereof (the “Annex”); (ii) in full compliance with the requirements of the Patriot Act and all other requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury (“OFAC”); (iii) not in receipt of any notice from the Secretary of State or the Attorney General of the United States or any other department, agency or office of the United States claiming a violation or possible violation of the Patriot Act; (iv) not listed as a Specially Designated Terrorist or as a “blocked” person on any lists maintained by the OFAC pursuant to the Patriot Act or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of the OFAC issued pursuant to the Patriot Act or on any other list of terrorists or terrorist organizations maintained pursuant to the Patriot Act; and (v) to the best of its knowledge, none of the funds used to purchase the Notes will be derived from activities that would be in violation of OFAC’s rules and regulations if conducted by a U.S. person.

6. Exchange Offer or Resale Shelf.

6.1	Exchange Offer. As soon as reasonably practicable, the Company shall seek approval from the SEC to permit the Company to register with the SEC a proposed offer (the “Exchange Offer”) to Holders, who would not otherwise be prohibited by any law or policy of the SEC from participating in the Exchange Offer, in exchange for the Notes, a like principal amount of Exchange Notes under the Securities Act. If permitted by applicable law and approved by the SEC, then the Company shall use its reasonable commercial efforts to register the Exchange Offer under the Securities Act and consummate the Exchange Offer as follows:

6.1.1	The Company shall use its reasonable best efforts to, at its own cost (i) prepare and file with the SEC a registration statement (the “Exchange Offer Registration Statement”) on an appropriate form under the Securities Act, with respect to the Exchange Offer, (ii) cause such Exchange Offer Registration Statement to become effective under the Securities Act, (iii) issue on or prior to the first anniversary of the Closing (or if such date is not a Business Day, the next succeeding Business Day) (the “Exchange Offer Deadline”), Exchange Notes in exchange for all Notes validly tendered prior thereto in the Exchange Offer and (iv) maintain the effectiveness of the Exchange Offer Registration Statement for a period of not less than thirty (30) days (or longer, if required by applicable law) after the date notice of the Exchange Offer is mailed to the Holders (such period being called the “Exchange Offer Registration Period”). The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the SEC.

6.1.2	The Company shall use its reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Notes.

6.1.3	As soon as practicable after the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company shall commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder of Notes electing to exchange the Notes for Exchange Notes (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Notes in the ordinary course of such Holder’s business and has no arrangements with any person to participate in the distribution of the Exchange Notes and is not prohibited by any law or policy of the SEC from participating in the Exchange Offer) to trade such Exchange Notes from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States of America.

6.1.4	If the Company effects the Exchange Offer, the Company will be entitled to close the Exchange Offer thirty (30) days after the commencement thereof, provided that the Company has accepted all the Notes theretofore validly tendered in accordance with the terms of the Exchange Offer.

6.1.5	Interest on each Exchange Note will accrue from the last interest payment due date on which interest was paid on the Notes surrendered in exchange therefor.

6.1.6	The Company may require each Holder as a condition to participation in the Exchange Offer to represent (i) that any Exchange Notes received by it will be acquired in the ordinary course of its business, (ii) that at the time of the commencement and consummation of the Exchange Offer such Holder has not entered into any arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act, (iii) that if such Holder is an “affiliate” of the Company within the meaning of Rule 405 of the Securities Act, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Notes and (v) if such Holder is a broker-dealer, that it will deliver a Prospectus in connection with any resale of the Exchange Notes.

6.1.7	In connection with the Exchange Offer, the Company shall:

(a)	mail, or cause to be mailed, to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and any related documents;

(b)	keep the Exchange Offer open for not less than thirty (30) days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

(c)	utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

(d)	permit Holders to withdraw tendered Notes at any time prior to the close of business, New York Time, on the last Business Day on which the Exchange Offer shall remain open; and

(e)	otherwise comply in all material respects with all applicable laws.

6.1.8	As soon as practicable after the close of the Exchange Offer, the Company shall:

(a)	accept for exchange all the Notes validly tendered and not withdrawn pursuant to the Exchange Offer;

(b)	deliver to the Trustee for cancellation all the Notes so accepted for exchange; and

(c)	cause the Trustee to authenticate and deliver promptly to each Holder tendering such Notes, Exchange Notes equal in principal amount to the Notes of such Holder so accepted for exchange.

6.1.9	The Exchange Notes shall be issued under, and entitled to the benefits of, the Indenture or a trust indenture that is identical to the Indenture (other than such changes as are necessary to comply with any requirements of the SEC to effect or maintain the qualifications thereof under the TIA), which will provide that the Exchange Notes will not be subject to the transfer restrictions set forth in the Indenture and that the Exchange Notes and all Notes not exchanged in the Exchange Offer, if any, will be deemed one class of security and entitled to consent together on all matters as one class.

6.1.10	Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

6.2	Resale Shelf. If the SEC does not approve registration of the Exchange Offer or an Exchange Offer would not be permitted by applicable laws, the Company shall use its reasonable best efforts to prepare, and no later than the Filing Deadline, to file with the SEC a registration statement covering the resale of all unregistered Registrable Securities then issued or issuable with respect to the amounts paid under the Note as of the date the Registration Statement is initially filed with the SEC. The registration statement so filed will be either (i) an automatic registration statement on Form S-3, (ii) an amendment to the Company’s existing automatic registration statement on Form S-3 (File No. 333-181190), as amended, filed with the SEC on May 7, 2012, or (iii) a registration statement on such other form for registration of the Registrable Securities under the Securities Act (each of (i), (ii) and (iii) above, a “Registration Statement”). In the case such registration statement is not automatically effective pursuant to Rule 463(e) promulgated under the Securities Act, the Company shall use its reasonable best efforts to have such Registration Statement declared effective by the SEC as promptly as practicable.

6.2.1	The Company shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act under the Securities Act until the earlier of the date when all Registrable Securities covered by such Registration Statement (i) have been sold pursuant to the Registration Statement or Rule 144 or (ii) such time as the Company reasonably determines that the Registrable Securities may be sold without volume or manner-of-sale restrictions pursuant to Rule 144, as determined by legal counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the Purchasers (the “Effectiveness Period”). The Registration Statement filed or amended pursuant to this Section 6 may include other securities of the Company.

6.2.2	If the Company is a WKSI at the time of the filing of the Registration Statement, the Company will use commercially reasonable efforts to remain a WKSI and not become an ineligible issuer (as defined in Rule 405 under the Securities Act) during the Effectiveness Period.

6.3	Registration Procedures.

6.3.1	The Company shall keep the Purchasers advised in writing as to the initiation of such registration under this Section 6 and as to the completion thereof. In addition, subject to Section 6.2 above, the Company shall, to the extent applicable to the Registration Statement:

(a)

prepare and file with the SEC such amendments and supplements to the Registration Statement as may be necessary or appropriate to keep such registration continuously effective and free from any material misstatement or omission necessary to make the statements therein, in light of the circumstances, not misleading, and comply with provisions of the Securities Act with respect to the disposition of all securities covered thereby during the Effectiveness Period;

(b)	update, correct, amend and supplement the Registration Statement as necessary;

(c)	notify the Holders promptly when the Registration Statement is declared effective by the SEC (unless such Registration Statement is automatically effective upon filing), and furnish such number of prospectuses, including preliminary prospectuses, and other documents incident thereto as any Holder may reasonably request from time to time;

(d)	use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions of the United States where an exemption is not available and as any Holder may reasonably request to enable it to consummate the disposition in such jurisdiction of the Registrable Securities (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this provision or (ii) consent to general service of process in any such jurisdiction, or (iii) subject itself to taxation in any jurisdiction where it is not already subject to taxation);

(e)	notify each Holder at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, subject to Section 6.5, the Company will prepare a supplement or amendment to such prospectus, so that, as thereafter delivered to purchasers of such shares, such prospectus will not contain any untrue statements of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(f)	cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and obtain all necessary approvals for trading thereon;

(g)	provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of the Registration Statement;

(h)	upon the sale of any Registrable Securities pursuant to the Registration Statement, direct the transfer agent to remove all restrictive legends from all certificates or other instruments evidencing the Registrable Securities; and

(i)	to advise the Holder promptly after it has received notice or obtained knowledge of the existence of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, and to make every commercially reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time.

6.3.2	Notwithstanding anything stated or implied to the contrary in Section 6.3.1 above, the Company shall not be required to consent to any underwritten offering of the Registrable Securities or to any specific underwriter participating in any underwritten public offering of the Registrable Securities.

6.3.3	Each Purchaser agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6.3.1(e), and subject to Section 6.4, such Holder will forthwith discontinue such Holder’s disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.3.1(e) and, if so directed by the Company, will deliver to the Company at the Company’s expense all copies, other than permanent file copies, then in such Holder’s possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

6.3.4	Except as required by law, all expenses incurred by the Company in complying with this Section 6.3, including but not limited to, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, blue sky fees and expenses (including fees and disbursements of counsel related to all blue sky matters) incurred in connection with any registration, qualification or compliance pursuant to this Section 6.3 shall be borne by the Company. All underwriting discounts and selling commissions applicable to a sale incurred in connection with any registration of Registrable Securities and the legal fees and other expenses of a Holder shall be borne by such Holder.

6.4	Right of Suspension.

6.4.1	Notwithstanding any other provision of this Agreement or any related agreement to the contrary, the Company shall have the right, at any time, to suspend the effectiveness of the Registration Statement and offers and sales of the Registrable Securities pursuant thereto whenever, in the good faith judgment of the Company, (i) there exists a material development or a potential material development with respect to or involving the Company that the Company would be obligated to disclose in the prospectus used in connection with the Registration Statement, which disclosure, in the good faith judgment of the Company, after considering the advice of counsel, would be premature or otherwise inadvisable at such time or (ii) the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances, not misleading, including without limitation that period annually during which any Registration Statement would require suspension pending the Company’s new fiscal year financial statements (each, a “Suspension Event”). In the event that the Company shall determine to so suspend the effectiveness of the Registration Statement and offers and sales of the Registrable Securities pursuant thereto, the Company shall, in addition to performing those acts required to be performed under the Securities Act and/or the Exchange Act or deemed advisable by the Company, deliver to each Holder written notice thereof, signed by any officer of the Company. Upon receipt of such notice, the Holders shall discontinue disposition of the Registrable Securities pursuant to the Registration Statement and prospectus until such Holders (i) are advised in writing by the Company that the use of the Registration Statement and prospectus (and offers and sales thereunder) may be resumed, (ii) have received copies of a supplemental or amended prospectus, if applicable, and (iii) have received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference into such prospectus. The Company will exercise its reasonable best efforts to ensure that the use of the Registration Statement and prospectus may be resumed as quickly as practicable.

6.4.2

The Company’s right to suspend the effectiveness of the Registration Statement and the offers and sales of the Registrable Securities pursuant thereto, as described above in this Section 6.4 shall be for a period of time (the “Suspension Period”) beginning on the date of the occurrence of the Suspension Event and expiring on the date on which the Suspension Event ceases. Notwithstanding the foregoing, the Company shall be able to suspend the effectiveness of the Registration Statement and offers and sales of the Registrable Securities for any time period as may reasonably be required in order to update the Registration Statement to replace financial information which is no longer current, as required by applicable securities law. The Company will exercise its reasonable best efforts to ensure that the use of the Registration Statement and prospectus may be resumed as quickly as practicable.

6.5	Transfer of Securities. If a Purchaser transfers all or a part of the Note purchased by it pursuant to Section 8.2, the Company will effect such transfer of restricted certificates and, if applicable, will promptly amend or supplement the prospectus forming a part of the Registration Statement to add the transferee to the selling stockholders in the Registration Statement; provided that the transferor and transferee shall be required to provide the Company such information regarding themselves as the Company may reasonably request and as shall be required in connection with any registration (or amendment or supplement thereto), referred to in this Agreement.

6.6	No Registration Statement. In the event that neither (i) an Exchange Offer Registration Statement nor (ii) a Registration Statement has become effective by the Exchange Offer Deadline, upon the request of any Holder that has held the Notes or the shares of Common Stock issued upon conversion thereof for at least one year since the issuance of the Notes, the Company shall take all steps necessary to promptly effect the removal of the legend described in Section 5.9 from such Notes or shares of Common Stock, as applicable, and the Company shall bear all costs associated therewith, regardless of whether the request is made in connection with a sale or otherwise, so long as such Holder provides to the Company any information the Company deems reasonably necessary to determine that the legend is no longer required under the Securities Act or applicable state laws in the opinion of counsel to the extent the Company reasonably determines such opinion is necessary, including (if there is no such registration statement) a certification that the holder is not an Affiliate of the Company and regarding the length of time the Notes or shares or Common Stock, as applicable, have been held. Assuming the Notes or Common Stock, as applicable, have been held for greater than one year since the issuance of the Notes and , whether held in certificated form or in book entry with the transfer agent, the Company agrees that upon request, it shall cooperate with the Purchasers to ensure that the Notes or the shares of Common Stock, as applicable, are moved to such Purchaser’s DTC brokerage account according to the instructions provided by such Purchaser.

7. Conditions to Closing. The obligations of each Purchaser to purchase and pay for the principal amount of Notes and of the Company to sell the Notes are subject to the satisfaction at or prior to the Closing of the following conditions precedent:

7.1	As to the obligations of each Purchaser, the representations and warranties of the Company contained in Section 4 hereof, and as to the obligations of the Company, the representations and warranties of the Purchasers contained in Section 5 hereof, shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

7.2	Concurrently with the Closing, the Company shall have entered into an indenture (in a form agreed between the parties) (the “Indenture”) pursuant to which the Notes will be issued, and such Indenture shall be in full force and effect.

8. Miscellaneous.

8.1	Survival of Warranties. The representations and warranties of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement for a period of twelve (12) months after the date of Closing provided, however, that nothing herein shall relieve any party from liability for the willful breach of any of its representations and warranties set forth in this Agreement.

8.2	Assignment of Notes. Each Purchaser shall be entitled to transfer all or a part of its Notes purchased by it to one or more (i) affiliated partnerships, (ii) funds managed by such Purchaser , (or, in the case of Baytree, the Temasek Group) (iii) investment companies or special purpose vehicles, in each case wholly-owned by such Purchaser (or, in the case of Baytree, the Temasek Group), or (iv) any of the respective directors, officers or partners of an entity listed in (i), (ii), or (iii), subject to the prior written consent of the Company for the first twelve (12) months following the Closing and provided that any such transferee agrees in writing to be subject to the terms of this Agreement as if it were a Purchaser hereunder, provided that any such transfer shall be effected in full compliance with all applicable federal and state securities laws, including, but not limited to, the Securities Act and the rules of the SEC promulgated thereunder. For the avoidance of doubt, following the date that is twelve (12) months from the Closing there shall be no restrictions on the transfer of all or part of the Notes by a Purchaser.

8.3	Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under, or by reason of, this Agreement, except as expressly provided in this Agreement.

8.4	Governing Law and Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby submits to the exclusive jurisdiction of the state and federal courts sitting in the Borough of Manhattan in New York City for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement. Nothing contained herein shall be deemed or operate to preclude a Purchaser from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Purchaser, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of such Purchaser.

8.5	Counterparts and Facsimile Signatures. This Agreement may be executed manually or by facsimile or electronic signature and in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

8.6	Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.7

Notices. Except as otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given to a party (a) when hand delivered to such party, (b) when received by facsimile at the address and number for such party set forth below, or (c) the next

Business Day after deposit with a national overnight delivery service, postage prepaid, addressed to such party as set forth below, with next Business Day delivery guaranteed. A party may change or supplement its addresses for the purposes of receiving notice pursuant to this Section 8.7 by giving the other parties written notice of the new address in the manner set forth above.

8.7.1	If to the Company, to the Company at the following address:

Cheniere Energy, Inc.

700 Milam Street, Suite 800

Houston, Texas 77002

Attention: Chief Financial Officer

Fax No.: (713) 375-6000

Phone No.: (713) 375-5000

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attention: John E. Estes

Fax No.: (212) 291-9049

Phone No.: (212) 558-3316

8.7.2	If to RRJ Capital II Ltd, to RRJ Capital II Ltd at the following address:

RRJ Capital II Ltd

c/o RRJ Management (HK) Limited

802-804 Man Yee Building, 68 Des

Voeux Road, Central, Hong Kong

Attention: Richard Ong

Fax No.: (852) 2185 7498 / 2185 7040

Phone No.: (852) 3915-6222

In each case with a copy to:

RRJ Management (S) Pte. Ltd.

298 Tiong Bahru Road

#13-01 Central Plaza

Singapore 168730

Main line: (65) 6513 1680

Fax: (65) 6276 8167

Email: RRJ_Finance@rrjcap.com

8.7.3	If to Marvell Assets Limited, to the Purchaser specified in Section 8.7.2 at the addresses specified in Section 8.7.2 and to Marvell Assets Limited at the following address:

Marvell Assets Limited

c/o RRJ Management (HK) Limited

802-804 Man Yee Building, 68 Des

Voeux Road, Central, Hong Kong

Attention: Richard Ong

Fax No.: (852) 2185 7498 / 2185 7040

Phone No.: (852) 3915-6222

8.7.4	If to Preston Asset Holding Ltd, to the Purchaser specified in Section 8.7.2 at the addresses specified in Section 8.7.2 and to Preston Asset Holding Ltd. at the following address:

Preston Asset Holding Ltd.

c/o RRJ Management (HK) Limited

802-804 Man Yee Building, 68 Des

Voeux Road, Central, Hong Kong

Attention: Richard Ong

Fax No.: (852) 2185 7498 / 2185 7040

Phone No.: (852) 3915-6222

8.7.5	If to Baytree, to Baytree at the following address:

Baytree Investments (Mauritius) Pte Ltd

5th Floor, Les Cascades

Edith Cavell Street

Port Louise

Republic of Mauritius

With a copy to:

Baytree Investments (Mauritius) Pte Ltd

60B Orchard Road

#06-18, Tower 2

The Atrium@Orchard

Singapore 238891

Attention: Tay Su Lian, Margaret

Fax No.: (65) 6821 1170

Phone No.: (65) 6828 8940

8.7.6	If to Seatown, to Seatown at the following address:

SeaTown Lionfish Pte. Ltd.

60B Orchard Road #06-18 Tower 2

The Atrium@Orchard,

Singapore 238891

Attention: General Counsel

Fax No.: (65) 6828 6034

Phone No.: (65) 6828 6024

Email: tony.chang@seatownholdings.com

8.8	Finder’s Fee. Each party represents that it neither is nor will be obligated for any brokers’ fee, finders’ fee or similar compensation in connection with this transaction.

8.9	Expenses. Each Purchaser and the Company shall bear its own fees and expenses in connection with this transaction.

8.10	Amendments and Waivers. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

8.11	Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

8.12	Further Assurances. The Company and each Purchaser shall take all further actions and execute and deliver all further documents that are reasonably required to effect the transactions contemplated by this Agreement.

8.13	Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement and understanding among the parties hereto and supersede all prior and contemporaneous negotiations and agreements between the parties regarding the subject matter hereof, whether oral or written.

8.14	Publicity. Except as may be required by applicable law, including federal securities laws, none of the parties hereto shall issue a publicity release or announcement or otherwise make a public disclosure concerning this Agreement or the transactions contemplated hereby, without prior approval by the other parties hereto. Notwithstanding the foregoing, the Company shall be entitled to issue press release(s) regarding such transactions upon the Closing.

8.15	Independent Counsel. Each Purchaser confirms that either he or it has consulted with separate legal counsel or has determined of his or its free will not to obtain such separate representation. Each Purchaser acknowledges that legal counsel for the Company has not represented such Purchaser in connection with this Agreement, the Notes, or the transactions contemplated hereby or thereby.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

“COMPANY”

CHENIERE ENERGY, INC.

By:	/s/ Michael J. Wortley
Name: Michael J. Wortley
Title: Chief Financial Officer

“PURCHASER”

RRJ CAPITAL II LTD

By:	/s/ Charles Ong
Name: Charles Ong
Title: Director

“PURCHASER”

BAYTREE INVESTMENTS (MAURITIUS) PTE LTD

By:	/s/ Tay Sulian
Name: Tay Sulian
Title: Authorised Signatory

“PURCHASER”

SEATOWN LIONFISH PTE. LTD.

By:	/s/ Patrick Pang
Name: Patrick Pang
Title: Director

Schedule 1

Name of Purchaser	Purchase Price		Principal Amount of Notes Purchased
RRJ Capital II Ltd	US$	725,000,000	US$	725,000,000
Baytree Investments (Mauritius) Pte Ltd	US$	200,000,000	US$	200,000,000
Seatown Lionfish Pte. Ltd.	US$	75,000,000	US$	75,000,000
TOTAL:	US$	1,000,000,000	US$	1,000,000,000

Schedule 2

Entity Receiving Notes	Principal Amount of Notes to be Delivered by Company
Preston Asset Holding Ltd	US$ 554,000,000
Marvell Assets Limited	US$ 171,000,000
Baytree Investments (Mauritius) Pte Ltd	US$ 200,000,000
Seatown Lionfish Pte. Ltd.	US$ 75,000,000
TOTAL:	US$ 1,000,000,000

EXHIBIT A

[FORM OF FACE OF SECURITY]

[THIS UNSECURED PIK CONVERTIBLE NOTE DUE 2021 (THIS “NOTE”) (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR] [IN THE CASE OF REGULATION S NOTES: 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH ANY OF THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) [IN THE CASE OF RULE 144A NOTES: AND ON WHICH THE COMPANY INSTRUCTS THE TRUSTEE THAT THIS LEGEND SHALL BE DEEMED REMOVED FROM THE NOTES, IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THE INDENTURE RELATING TO THIS SECURITY], ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A ‘‘QUALIFIED INSTITUTIONAL BUYER’’ AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. [IN THE CASE OF REGULATION S NOTES: BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]1

[THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.6 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.6(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN

[1]	Private Placement Legend to be included in Restricted Securities

CONSENT OF THE COMPANY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE COMPANY OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]2

[THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.]3

[2]	Legend to be included in Global Notes.
[3]	Legend to be included in Regulation S Temporary Notes, if applicable

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CUSIP [            ]

ISIN [            ]4

FORM OF [RULE 144A] [REGULATION S] [GLOBAL] UNSECURED PIK CONVERTIBLE NOTE DUE 2021

Aggregate Original Principal Amount: [Up to][5] US$[1,000,000,000]	Issuance Date: November 28, 2014

FOR VALUE RECEIVED, Cheniere Energy, Inc., a Delaware corporation (the “Company”), hereby promises to pay to [CEDE & CO.][            ] or registered assigns thereof (the “Holder”) (i) the amount set out above as the Original Principal Amount (as such amount may be (i) increased pursuant to the payment of any PIK Interest (as defined below), or (ii) reduced pursuant to any conversion effected in accordance with the terms hereof or otherwise, the balance of such amount from time to time being the “outstanding Principal balance”), [as revised by the Schedule of Exchanges of Interest in the Global Note attached hereto]6 when due, whether upon the Maturity Date (as defined below), acceleration, or otherwise (in each case in accordance with the terms hereof). The Company further promises to pay interest on any outstanding Principal from time to time, in the manner and at the interest rates specified in Section 2 hereof. This Unsecured PIK Convertible Note Due 2021 (including all Unsecured PIK Convertible Notes Due 2021 issued (i) in payment of PIK Interest under Section 2(b) and (ii) in exchange, transfer or replacement hereof) (the “Note” and, where the context requires, collectively, the “Notes”), is issued pursuant to the Indenture, dated as of November 28, 2014, between the Company and The Bank of New York Mellon, as Trustee, on the Issuance Date. Certain capitalized terms used herein are defined in Section 24. Capitalized terms used but not defined herein shall have the meanings set forth in the Indenture. The terms of the Notes include those stated in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of such terms. To the extent permitted by applicable law, if any provision of the Notes conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

1. PAYMENTS OF PRINCIPAL.

(a) Provided there is no Default and the Holder has not elected either the Fundamental Change Option pursuant to Section 4 or the Dividend Recapitalization Option pursuant to Section 5, the entire unpaid Principal balance of the Note (together with any accrued and unpaid Interest thereon in respect of the period commencing on the last Interest Payment Date prior to the Maturity Date, and ending on the Maturity Date) will be due and payable on the Maturity Date. On the Maturity Date, the Company shall pay to the Holder an amount representing the entire outstanding Principal balance of the Note (together with any accrued and unpaid Interest) in (i) cash or (ii) at the election of the Holder, shares of common stock, par value US$0.003 per share (the “Common Stock”) of the Company, subject to the last sentence of this Section 1(a). If the Holder delivers a written notice to the Company on or before the Maturity Date requesting that payment of the entire outstanding Principal balance of the Note (together with any accrued and unpaid Interest) be made in Common Stock, the Company shall convert the Conversion Amount (as defined below) due on the Maturity Date into fully paid and nonassessable shares of Common Stock at the Conversion Rate (as defined below), subject to the last sentence of this Section 1(a). If the Holder makes an election as described in this Section 1(a), the Company shall be entitled to (i) deliver shares of Common Stock to the Holder, (ii) pay the Holder an amount in cash equal to the market price (or, if no such market price exists, the fair market value) (as determined in good faith by the Board of Directors, whose good faith determination shall be conclusive and described in a resolution of the Board of Directors) (as to any securities or other property, the “Fair Market Value”) of the Common Stock on the Maturity Date, or (iii) any combination thereof.

[4]	Rule 144A Note CUSIP: 16411R AF6

Rule 144A Note ISIN: US16411RAF64

Regulation S Note CUSIP: U16344 AB6

Regulation S Note ISIN: USU16344AB68

[5]	Include in Global Notes
[6]	Include in Global Notes

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(b) The “Maturity Date” shall be May 28, 2021.

2. INTEREST; INTEREST RATE.

(a) During the term of this Note, Interest shall accrue on the outstanding Principal balance of the Note at an interest rate of 4.875% per annum, commencing on the Issuance Date, payable semi-annually in arrears on each June 30 and December 31, commencing December 31, 2014 (each, an “Interest Payment Date”) to the Person in whose name this Note is registered at the close of business on the regular record date for such interest, which shall be the June 15 or December 15 (whether or not a Business Day), as the case may be, immediately preceding the relevant Interest Payment Date, in the form set forth in Section 2.2 of the Indenture and on the other terms herein and in the Indenture, except for the issuance date of One Dollar (US$1.00) and integral multiples thereof (“PIK Interest”), in an aggregate amount equal to the amount of Interest that would be payable on this Note, if such Interest were paid in cash. Any such PIK Interest, as part of the outstanding Principal balance of the Note, shall accrue Interest at the interest rate set forth above.

(b) Subject to the terms of the Indenture, on each Interest Payment Date on which the Company pays interest in PIK Interest (a “PIK Payment”) by issuing certificated Securities, the Company shall (i) issue and deliver the additional Notes representing the amount of the PIK Interest to the Holder entitled to such payment of PIK Interest or, upon notice to the Holder, in lieu of delivering physical additional Notes, the Company shall make a record on its books of the additional Notes so issued without delivering physical Notes to the Holder. Subject to the terms of the Indenture, on any Interest Payment Date on which the Company makes a PIK Payment with respect to a Global Security, the Trustee shall increase the principal amount of such Global Security by an amount equal to the interest payable as PIK Interest, rounded down to the nearest whole dollar, for the relevant interest period on the principal amount of such Global Security as of the relevant record date for such Interest Payment Date, to the credit of the Holder on such record date and an adjustment shall be made on the books and records of the Trustee with respect to such Global Security to reflect such increase.

(c) Interest hereunder will be paid to the Holder or its assignee in whose name this Note is registered on the records of the Company regarding registration and transfers of Notes. All Interest will be computed on the basis of a 360-day year of twelve 30-day months.

3. CONVERSION OF NOTES. This Note shall be convertible by the Holder into shares of the Company’s Common Stock on the terms and conditions set forth in this Section 3 and the Indenture.

(a) Conversion Right. Provided that the Closing Sale Price of the Common Stock is greater than or equal to the Conversion Price (as defined below) on the Conversion Date (as defined below), the Holder shall be entitled to convert, at the Holder’s sole option, any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock, at the Conversion Rate (as defined below). The Company shall not issue any fractional shares of Common Stock upon any conversion. If the Holder elects to convert its Note into Common Stock as described in this Section 3(a), the Company shall be entitled to (i) deliver shares of Common Stock to the Holder, (ii) pay the Holder an amount in cash equal to the market value of the shares calculated using the Closing Sale Price of the Common Stock on the Conversion Date, or (iii) any combination thereof. If the issuance of Common Stock on conversion would result in the issuance of a fractional share of Common Stock, the Company shall pay a cash adjustment in respect of such fractional share in an amount equal to the same fraction of the Closing Sale Price on the Conversion Date. The Company shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount; provided that the Company shall not be required to pay any tax that may be payable in respect of any issuance of Common Stock to any Person other than the converting Holder or with respect to any income tax due by the Holder with respect to such Common Stock and the Company shall not be required to make any such issuance or delivery unless and until the Person otherwise entitled to such issuance or delivery has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

(b) Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount shall be determined by dividing (x) such Conversion Amount by (y) the then applicable Conversion Price (the “Conversion Rate”).

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(i) “Conversion Amount” means the sum of (A) the portion of the outstanding Principal balance of the Note to be converted, with respect to which this determination is being made, and (B) any accrued and unpaid Interest on the outstanding Principal balance of the Note as at the Conversion Date, if any.

(ii) “Conversion Price” initially means US$93.64, subject to adjustment from time to time as set forth herein.

(c) Mechanics of Conversion.

(i) Optional Conversion. With effect only from the date that is one (1) year following the Closing Date, the Holder may convert any Conversion Amount into shares of Common Stock on any date (a “Conversion Date”) by (A) transmitting by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and (B) if the Security is a Certificated Security surrendering this Note to a reputable common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction). On or before the third (3rd) Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile a notice addressed to the Holder and the Company’s transfer agent (the “Transfer Agent”) confirming (i) receipt of such Conversion Notice and (ii) the method by which the Company intends to satisfy its Conversion Obligation in accordance with the Indenture (in satisfaction of the Company’s obligation to notify the Holder of its chosen conversion method under Section 7.6(a) of the Indenture). If this Note is physically surrendered for conversion and the outstanding Principal balance of this Note (together with any accrued and unpaid Interest) is greater than the Conversion Amount being converted, then the Company shall, as soon as practicable after, and no later than three (3) Trading Days following, receipt of this Note, in each case at its own expense, issue, and the Trustee shall authenticate and deliver to the Holder, a new Note (in accordance with Section 14(d)) representing the outstanding Principal balance of the Note not converted. For the avoidance of doubt, any accrued and unpaid Interest on the outstanding Principal balance of the Note not converted shall remain outstanding and payable at the next Interest Payment Date. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date. In the event of a partial conversion of this Note pursuant hereto, the Conversion Amount converted shall be deducted from the aggregate amount of the outstanding Principal balance of the Note and any accrued and unpaid Interest thereon for the purposes of calculating future Interest payments due on the Note pursuant to Section 2 following such partial conversion.

(ii) Delivery of Securities on Conversion. The right of conversion attaching to any Note may be exercised (i) if such Note is represented by a Global Note, by book-entry transfer to the Conversion Agent through the facilities of the Depositary in accordance with the Applicable Procedures, or (ii) if the Note is represented by a Certificated Note, by physical delivery of the Certificated Note to the Company in accordance with the terms of this Note and the Indenture, and upon such exercise the Company shall, subject to the terms of the Indenture, (A) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system or (B) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled, in each case by no later than the fourth Trading Day following the date of receipt of this Note (whether through book-entry transfer or physical delivery). To the extent that Exchange Shares are represented by certificates, such certificates shall be in such form or forms as shall be approved by the Board of Directors. Such certificate shall be issued in consecutive order and shall be numbered in the order of their issue, and shall be signed by the Chairman, the President or any Vice President and the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer. Any or all of the signatures on a certificate may be a facsimile. In the event any such officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to hold such office or to be employed by the Company before such certificate is issued, such certificate may be issued by the Company with the same effect as if such officer had held such office on the date of issue.

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4. OPTIONAL REPAYMENT UPON FUNDAMENTAL CHANGE. If a Fundamental Change occurs, the Company shall deliver to the Holder a Fundamental Change Company Notice no less than ten (10) days prior to the Fundamental Change Effective Date, (or as soon as practicable following the Company becoming aware of such Fundamental Change, if later). In the event a Fundamental Change does not occur on the anticipated Fundamental Change Effective Date, the Company may withdraw the Fundamental Change Company Notice issued with respect to such Fundamental Change. The Holder will have a one-time option to put all of the Note (if then outstanding) to the Company in exchange for (i) if the consideration received for the transaction or transactions is at least 10% cash (or non-capital stock), the payment in cash of an amount equal to one hundred and twenty-five percent (125%) of the entire outstanding Principal balance of the Note and accrued and unpaid Interest thereon; or (ii) if more than 90% of the consideration received for the transaction or transactions is in the form of capital stock, the payment in cash of an amount equal to one hundred percent (100%) of the entire outstanding Principal balance of the Note and accrued and unpaid Interest thereon, in each case payable within five (5) business days following the Fundamental Change Effective Date (the “Fundamental Change Option”). If the Holder does not elect the Fundamental Change Option in connection with the Fundamental Change, the provisions of Section 6(h) shall apply.

5. OPTIONAL REPAYMENT UPON A DIVIDEND RECAPITALIZATION. In the event a Dividend Recapitalization shall occur at any time when any Notes remain outstanding, if the Ninety-Day VWAP falls below US$30.00 per share of Common Stock (subject to adjustment in accordance with the Indenture), the Holder shall have a one-time option (the “Dividend Recapitalization Purchase Option”) to put all, but not part, of the Notes then owned by it to the Company in exchange for Cash in the amount of the Dividend Recapitalization Purchase Price, subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 6.1(c) of the Indenture. Subject to the terms of the Indenture, the Dividend Recapitalization Purchase Price shall be payable on a date (the “Dividend Recapitalization Purchase Date”) designated by the Company but in no case later than 10 Business Days following the end of the period over which the Ninety-Day VWAP is calculated. The Company shall notify the Holder in accordance with the terms of the Indenture if the Dividend Recapitalization Purchase Option is triggered.

6. ADJUSTMENT OF CONVERSION PRICE.

(a) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company payable in Common Stock, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. (For the purposes of determining adjustments to the Conversion Price as set forth herein, shares of Common Stock held in the treasury of the Company, and distributions or issuances in respect thereof shall be disregarded).

(b) In case the Company shall issue rights or warrants to all or substantially all holders of its Common Stock entitling them, for a period of not more than forty-five (45) days, to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such termination. In case any rights or warrants referred to in this paragraph in respect of which an adjustment shall have been made shall expire unexercised, the Conversion Price shall be readjusted at the time of such expiration to the Conversion Price that would then be in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

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(c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

(d) In case the Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock evidences of indebtedness, shares of capital stock of any class or series, other securities, cash or assets, Common Stock, rights or warrants referred to in Section 6(b) and other than pursuant to a Fundamental Change or a dividend or distribution payable exclusively in cash), the Conversion Price in effect immediately prior to the close of business on the date fixed for the payment of such distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the Current Market Price on the date fixed for such payment less the then Fair Market Value of the portion of such evidences of indebtedness, shares of capital stock, other securities, cash and assets distributed per share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for such payment. In case the Company shall, by dividend or otherwise, distribute to all or substantially all holders of Common Stock shares of any capital stock of, or other equity interest in, any subsidiary or other business unit of the Company (a “Spin Off”) and, immediately after such distribution, such capital stock or other equity interest is registered under the Exchange Act and listed and publicly traded on a national securities exchange registered under Section 6 of the Exchange Act, then the Conversion Price in effect immediately prior to the close of business on the date fixed for such distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be (i) the Current Market Price on the date fixed for such distribution less (ii) the average of the Closing Prices of the amount of such capital stock or other equity interests distributed per share of Common Stock on such exchange during the first ten days of such public trading immediately following and including the effective date of the Spin Off and the denominator shall be the Current Market Price on the date fixed for such distribution.

(e) In case the Company shall, by dividend or otherwise, make a distribution to all or substantially all holders of its Common Stock payable exclusively in cash (other than pursuant to a Fundamental Change) in an aggregate amount that, when combined with the aggregate amount paid in respect of all other distributions to all or substantially all holders of its Common Stock paid exclusively in cash within the twelve (12) months preceding the date fixed for the payment of such distribution to the extent such amount has not already been applied in a prior adjustment pursuant to this paragraph, exceeds nine percent (9%) of the product of the Current Market Price on the date fixed for such payment times the number of shares of Common Stock on which such distribution is paid (such excess being herein referred to as the “Excess Distribution Amount”), the Conversion Price in effect immediately prior to the close of business on the date fixed for such payment shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the Adjusted Current Market Price on the date fixed for such payment less the Per Share Excess Distribution Amount paid in such distribution and the denominator shall be such Adjusted Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for such payment.

(f) In case the Company or any subsidiary of the Company shall consummate a tender or exchange offer for all or any portion of the Common Stock, the Conversion Price in effect immediately prior to the close of business on the date of expiration of such tender or exchange offer shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the Current Market Price on such date of expiration less the Per Share Premium Amount (as hereinafter defined) paid in such tender or exchange offer and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following such date of expiration.

(g) In case the Company shall, by dividend or otherwise, make a distribution referred to in Section 6(d) or 6(e), the Holder converting this Note (or any portion of the outstanding Principal balance of this

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Note (together with any accrued and unpaid Interest thereon)) subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the Conversion Price adjustment in respect of such distribution shall also be entitled to receive, for each share of Common Stock into which this Note (or portion of the outstanding Principal balance of this Note (together with any accrued and unpaid Interest thereon) being converted), the portion of the evidences of indebtedness, shares of capital stock, other securities, cash and assets so distributed applicable to one share of Common Stock; provided, however, that, at the election of the Company (whose election shall be evidenced by a resolution of the Board of Directors) with respect to all holders so converting, the Company may, in lieu of distributing to such holder any portion or all of such evidences of indebtedness, shares of capital stock, other securities, cash and assets to which such holder is entitled as set forth above, (i) pay such holder an amount in cash equal to the Fair Market Value thereof or (ii) distribute to such holder a due bill therefor, provided that such due bill (A) meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is then traded and (B) requires payment or delivery of such evidences of indebtedness, shares of capital stock, other securities, cash or assets no later than the date of payment thereof to holders of shares of Common Stock receiving such distribution.

(h) In the event of any reclassification of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value), or in the event of any Fundamental Change, and provided in the case of a Fundamental Change that the Holder does not elect the Fundamental Change Option pursuant to Section 4, each Note then outstanding shall, without the consent of any Holder of Notes, become convertible in accordance with this Agreement, only into the kind and amount of securities (of the Company or another issuer), cash and other property receivable upon such reclassification or Fundamental Change by a holder of the number of shares of Common Stock into which such Note could have been converted immediately prior to such reclassification or Fundamental Change, after giving effect to any adjustment event. The provisions of this Section 6(h) and any equivalent thereof in any such securities similarly shall apply to successive reclassifications or Fundamental Changes. The provisions of this Section 6(h) and Section 4 shall be the sole rights of Holders of Notes in connection with any reclassification or Fundamental Change and such Holders shall have no separate vote thereon.

(i) The Company may not engage in any transaction if, as a result thereof, the Conversion Price would be reduced to below the par value per share of the Common Stock.

(j) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one tenth of one percent (0.1%) in the Conversion Price; provided, however, that any adjustments which by reason of this Section 6(j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

7. DEFAULT. Subject to the terms of Section 8, the Holder may terminate all of the Holder’s obligations under the Note and the Subscription Agreement, accelerate each applicable Note and declare such Note to be due and payable if any of the following events of default (a “Default”) occur and have not been waived in writing by the Holder:

(a) Nonpayment of Principal. The Company fails to pay when due any amount of the outstanding Principal balance of the Note; or

(b) Nonpayment of Interest. The Company fails to pay any installment of Interest on the Note when due and payable; or

(c) Representations and Warranties. Any representation or warranty made to the Holder in the Subscription Agreement proves to be false or erroneous in any material respect when made; or

(d) Bankruptcy. The institution of bankruptcy, reorganization, readjustment of any debt, liquidation or receivership proceedings by or against the Company occurs under Title 11 of the United States Code entitled “Bankruptcy”, as amended, or any part thereof, or under any other laws, whether state or federal, for the relief of debtors, now or hereafter existing which is not dismissed within ninety (90) days of the institution thereof; or

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(e) Insolvency. Any admission by the Company that the Company is unable to pay its debts as such debts mature or an assignment for the benefit of the creditors of the Company; or

(f) Judgment. Entry by any court of a final judgment in an amount in excess of US$250,000,000.00 against the Company which is not discharged or stayed within ninety (90) days thereof; or

(g) Receivership. The appointment of a receiver or trustee for the Company; or

(h) Acceleration of Other Debt. The acceleration of the maturity of any indebtedness for borrowed money of the Company owing to any other Person in an amount in excess of US$250,000,000.00, provided however, if the documents evidencing the accelerated indebtedness do not provide for a cure period prior to acceleration and the Company causes the acceleration to be rescinded within sixty (60) days after the date of acceleration, then the event of Default under this Section 7 will be deemed to be cured as a result of such rescission of acceleration within such sixty (60) day period.

If the Company cures or causes to be cured such Default within sixty (60) days after receiving written notice thereof, the parties will be restored to their respective rights and obligations under this Agreement as if no Default had occurred.

8. REMEDIES. On the occurrence of an event of Default which has not been timely cured as provided in Section 7:

(a) Acceleration of Note. With the approval of the Holders holding a majority of the aggregate outstanding Principal balance of the then outstanding Notes, a Holder may, at such Holder’s option, declare all Notes of, and all sums due to the Holder pursuant to its Notes and/or the Subscription Agreement to be immediately due and payable, whereupon the same will become forthwith due and payable and the Holder will be entitled to proceed to selectively and successively enforce the Holder’s rights under the Subscription Agreement or any other instruments delivered to the Holder in connection with the Subscription Agreement (including any Notes).

(b) Waiver of Default. The Holder shall, upon execution of an instrument or instruments in writing signed by Holders holding a majority of the aggregate outstanding Principal balance of the then outstanding Notes, waive any Default which has occurred together with any of the consequences of such Default and, in such event, the Holder and the Company will be restored to their respective former positions, rights and obligations hereunder. Any Default so waived will, for all purposes of this Agreement with respect to the Holder, be deemed to have been cured and not to be continuing, but no such waiver will extend to any subsequent or other Default or impair any consequence of such subsequent or other Default.

(c) Cumulative Remedies. No failure on the part of the Holder to exercise and no delay in exercising any right hereunder will operate as a waiver thereof, nor will any single or partial exercise by the Holder of any right hereunder preclude any other or further right of exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not alternative.

9. DEFAULT INTEREST.

(a) Upon the occurrence of an event of Default which has not been timely cured during the sixty (60) day cure period as provided in Section 7, Interest shall accrue on the amount of the then outstanding Principal balance of the Note and any accrued and unpaid Interest thereon at a rate equal to the rate of Interest in effect immediately prior to adjustment pursuant to this Section 9(a) plus 2% per annum (“Default Interest”) from the date on which such event of Default occurred up to the date on which that event of Default is remedied by the Company or waived by the Holder (or, if earlier, the Maturity Date) as well after as before judgment. Default Interest shall be payable in the same form as PIK Interest and will accrue daily on the basis of a 360-day year of twelve 30-day months in arrears.

(b) If the Company fails to close the Registered Exchange Offer or to cause a Registration Statement to be effective by the date that is one (1) year from Closing, Interest shall accrue on the amount of the

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then outstanding Principal balance of the Note and any accrued and unpaid Interest thereon (“Registration Default Interest”) at a rate equal to the rate of Interest in effect immediately prior to adjustment pursuant to this Section 9(b) plus (i) for the first 180 days during which such Registration Default Interest is applicable, 0.5% per annum, and (ii) thereafter, 1.0% per annum, from the date that is one (1) year from Closing until the date upon which such Registered Exchange Offer closes or such Registration Statement becomes effective, as applicable, (or, if earlier, the Maturity Date); provided that if the Notes are freely tradable and a Registration Statement has been declared effective with respect to the shares of Common Stock, the Registration Default Interest shall cease to apply. Registration Default Interest shall be payable in the same form as PIK Interest and will accrue daily on the basis of a 360-day year of twelve 30-day months in arrears.

10. RESERVATION OF AUTHORIZED SHARES. So long as any of the Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Notes, the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Notes then outstanding; provided that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved by the previous sentence (without regard to any limitations on conversions) (the “Required Reserve Amount”).

11. VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by New York law and as expressly provided in this Note and the Indenture.

12. VOTE TO ISSUE, OR CHANGE THE TERMS OF, NOTES. The Indenture and the Notes may be amended or supplemented as provided in the Indenture.

13. TRANSFER AND RELATED PROVISIONS.

(a) This Note may be offered, sold, assigned or transferred by the Holder (i) in accordance with Section 8.2 of the Subscription Agreement and the Indenture and (ii) subject to the restrictive legends on this Note.

(b) The Company shall maintain and keep updated a register (the “Register”) for the recordation of the names and addresses of the holders of each Note and the outstanding Principal balance of the Notes held by such holders (the “Registered Notes”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holders of the Notes shall treat each Person whose name is recorded in the Register as the owner of a Note for all purposes, including, without limitation, the right to receive payments of Principal hereunder, notwithstanding notice to the contrary. A Registered Note may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a satisfactory request to assign or sell all or part of any Registered Note by a Holder and the physical surrender of this Note to the Company, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes, the aggregate outstanding Principal balance of which is the same as the entire outstanding Principal balance of the surrendered Registered Note, to the designated assignee or transferee pursuant to Section 14.

14. REISSUANCE OF THIS NOTE.

(a) Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 14(d)), registered as the Holder may request, representing the outstanding Principal balance of the Note being transferred by the Holder and, if less than the entire outstanding Principal balance of the Note held by the Holder is being transferred, a new Note (in accordance with Section 14(d)) to the Holder representing the outstanding Principal balance of the Note not being transferred. The Holder and any transferee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 13(b) following conversion or redemption of any portion of this Note, the outstanding Principal balance represented by this Note may be less than the outstanding Principal balance stated on the face of this Note.

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(b) Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 14(d)) representing the outstanding Principal.

(c) Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 14(d)) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

(d) Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the remaining outstanding Principal balance (or in the case of a new Note being issued pursuant to Section 14(a) or Section 14(c), the outstanding Principal balance designated by the Holder which, when added to the aggregate outstanding Principal balance represented by the other new Notes issued in connection with such issuance, does not exceed the remaining outstanding Principal balance under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Default Interest and Registration Default Interest on the outstanding Principal balance of this Note, if any, from the Issuance Date.

15. REMEDIES. No right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

16. ENFORCEMENT COSTS. Upon demand therefor, the Company agrees to pay to the Holder all costs and fees arising out of enforcing this Note, whether incurred in any court action, arbitration, or mediation, on appeal, in any bankruptcy (or state receivership or other insolvency or similar proceedings or circumstances), in any forfeiture, and for any post-judgment collection services (collectively, “Enforcement Costs”).

17. CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and all the Holders and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

18. FAILURE OR INDULGENCE NOT WAIVER. The Holder shall not by any act or omission be deemed to waive any of its rights or remedies under this Note or the Subscription Agreement unless such waiver shall be in writing and signed by the Holder, and then only to the extent specifically set forth therein.

19. DISPUTE RESOLUTION. In the case of notice from the Holder of a dispute as to the determination of the Closing Price or the arithmetic calculation of the Conversion Rate, the Company shall submit to the Holder its determinations or arithmetic calculations via facsimile or electronic mail within five (5) Business Days of receipt of such notice from the Holder. If the Holder and the Company are unable to agree upon such determination or calculation within five (5) Business Days of the expiration of the foregoing initial five (5) Business Days, then the Company shall, within five (5) Business Days thereafter submit via facsimile or electronic mail (a) the disputed determination of the Closing Price to an independent, reputable investment bank (which is ranked in the top twenty (20) investment banks nationally, by revenue) selected by the Company and approved by the Holder, or (b) the disputed arithmetic calculation of the Conversion Rate to the Company’s independent, outside accountant (which is ranked in the top twenty (20) accounting firms nationally, by revenue). The Company, at the Company’s expense, shall cause the investment bank, or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s, or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. The procedures required by this Section 19 are collectively referred to herein as the “Dispute Resolution Procedures.”

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20. NOTICES AND PAYMENTS.

(a) Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 16.2 of the Indenture. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Change, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

(b) Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America in accordance with the terms of the Indenture. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Payment Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date. All payments to be made by the Company under this Note shall be paid free and clear of and without any deduction or withholding for or on account of, any and all taxes, unless such deduction or withholding is required by law.

21. CANCELLATION. After all outstanding Principal balances and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

22. WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Subscription Agreement.

23. GOVERNING LAW, JURISDICTION AND SEVERABILITY. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby submits to the exclusive jurisdiction of the state and federal courts sitting in the Borough of Manhattan in New York City for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder.

24. CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

(a) “Adjusted Current Market Price” means, with respect to any distribution, the Current Market Price used for the applicable adjustment to the Conversion Price less the Per Share De Minimus Distribution Amount paid in such transaction.

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(b) “Bloomberg” means Bloomberg Financial Markets.

(c) “Board of Directors” means the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action.

(d) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York or the Republic of Singapore are authorized or required by law, regulation or executive order to remain closed.

(e) “Closing” means, November 28, 2014.

(f) “Closing Price” means, for any security as of any date, the closing price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the closing price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg. If the Closing Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 19. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(g) “Current Market Price” on any date in question means, with respect to any adjustment in conversion rights as set forth herein, the average of the daily Closing Prices for the Common Stock for the five (5) consecutive Trading Days selected by the Board of Directors commencing not more than twenty (20) Trading Days before, and ending not later than, the earlier of the date in question and the day before the Ex Date with respect to the transaction requiring such adjustment; provided, however, that (i) if any other transaction occurs requiring a prior adjustment to the Conversion Price and the Ex Date for such other transaction falls after the first of the five consecutive Trading Days so selected by the Board of Directors, the Closing Price for each such Trading Day falling prior to the Ex Date for such other transaction shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other transaction and (ii) if any other transaction occurs requiring a subsequent adjustment to the Conversion Price and the Ex Date for such other transaction falls on or before the last of the five (5) consecutive Trading Days so selected by the Board of Directors, the Closing Price for each such Trading Day falling on or after the Ex Date for such other transaction shall be adjusted by dividing such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other transaction.

(h) “Dividend Recapitalization” means any dividend to any or all of the holders of capital stock of the Company that is funded directly or indirectly by the incurrence of $500,000,000.00 or more of Indebtedness.

(i) “Dividend Recapitalization Effective Date” means the date on which the Company pays a dividend to its stockholders in connection with a Dividend Recapitalization.

(j) “Ex Date” means (i) when used with respect to any dividend, distribution or issuance, the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price is obtained without the right to receive such dividend, distribution or issuance, (ii) when used with respect to any subdivision or combination of shares of Common Stock, the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, (iii) when used with respect to any tender or exchange offer, the first date on which the Common Stock trades regular way on such exchange or in such market after such tender or exchange offer expires and (iv) when used with respect to any other transaction, the date of consummation of such transaction.

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(k) “Fundamental Change” means any of the following events: (i) the sale, lease, exchange, license or other transfer, in one or a series of related transactions, of all or substantially all of the Company’s assets (determined on a consolidated basis) to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act); (ii) the adoption of a plan the consummation of which would result in the liquidation or dissolution of the Company; or (iii) the acquisition, directly or indirectly, by any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the aggregate voting power of the fully diluted equity interests in the Company (but excluding for the purposes of the calculation of the fully diluted equity interests in the Company, any shares of Common Stock that would be issued on conversion of the then outstanding Principal balance of issued Notes and any accrued and unpaid Interest thereon).

(l) “Fundamental Change Effective Date” means the date on which a Fundamental Change occurs.

(m) “Fundamental Change Option” has the meaning ascribed to that term in Section 4.

(n) “GAAP” means generally accepted accounting principles, consistently applied.

(o) “Group” means the Company and its subsidiary undertakings (from time to time).

(p) “Indebtedness” means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit, if and to the extent any of the foregoing indebtedness (other than letters of credit) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP.

(q) “Interest” means interest on any outstanding Principal balance from time to time, in the manner and at the interest rates specified in Section 2 hereof and Default Interest or Registration Default Interest payable in accordance with Section 9 (if any).

(r) “Issuance Date” means the date the Company initially issued Notes pursuant to the terms of the Subscription Agreement.

(s) “Ninety-Day VWAP” means the average of the Daily VWAP of the Common Stock for each day during the ninety (90) consecutive Trading Days immediately following and including the Dividend Recapitalization Effective Date.

(t) “Per Share De Minimus Distribution Amount” means, with respect to any distribution, (i) the cash paid in such distribution less the Excess Distribution Amount paid in such distribution divided by (ii) the number of shares of Common Stock on which such distribution is paid.

(u) “Per Share Excess Distribution Amount” means, with respect to any distribution, (i) the Excess Distribution Amount paid in such distribution divided by (ii) the number of shares of Common Stock on which such distribution is paid.

(v) “Per Share Premium Amount” means, with respect to any tender or exchange offer, (i) the Premium Amount paid as part of such tender or exchange offer divided by (ii) the Post-Tender Offer Number of Common Shares.

(w) “Person” means an individual or legal entity, including but not limited to a corporation, a limited liability company, a partnership, a joint venture, a trust, an unincorporated organization and a government or any department or agency thereof.

(x) “Post-Tender Offer Number of Common Shares” means, with respect to any tender or exchange offer, the number of shares of Common Stock outstanding at the close of business on the date of expiration of such tender or exchange offer (before giving effect to the acquisition of shares of Common Stock pursuant thereto) minus the number of shares of Common Stock acquired pursuant thereto.

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(y) “Premium Amount” means, with respect to any tender or exchange offer, (i) the Tender Consideration paid in such tender or exchange offer minus (ii) the product of the Current Market Price on the date of expiration of such tender or exchange offer and the number of shares of Common Stock acquired pursuant to such tender or exchange offer.

(z) “Principal Market” means NYSE MKT LLC.

(aa) “SEC” means the United States Securities and Exchange Commission.

(bb) “Subscription Agreement” means that certain Amended and Restated Subscription Agreement dated as of November 26, 2014, by and among the Company and the initial holders of the Notes pursuant to which the Company agreed to issue the Notes.

(cc) “Tender Consideration” means, with respect to any tender or exchange offer, the aggregate of the cash plus the Fair Market Value of all non-cash consideration paid in respect of such tender or exchange offer.

(dd) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

(ee) “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

CHENIERE ENERGY, INC.

By:
	Name:	Michael J. Wortley
	Title:	Senior Vice President and Chief Financial Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture:

The Bank of New York Mellon,
as Trustee

By:
Authorized Signatory

SCHEDULE I

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

The following exchanges, redemptions, purchases or conversions of a part of this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Custodian

*	This schedule should be included only if the Note is issued in global form.

EXHIBIT I

CHENIERE ENERGY, INC.

CONVERSION NOTICE

Reference is made to the Unsecured PIK Convertible Note due 2021 (the “Note”) issued to the undersigned by Cheniere Energy, Inc. (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock (the “Common Stock”) of the Company, as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted:

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:
Title:

Dated:

Account Number:

  (if electronic book entry transfer)

Transaction Code Number:

  (if electronic book entry transfer)

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs its transfer agent to issue the above-indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated [                    ] from the Company and acknowledged and agreed to by .

CHENIERE ENERGY, INC.

By:
Name:
Title:

ASSIGNMENT FORM7

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Insert assignee’s soc. sec. or tax ID no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint the agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Your Signature:

Date:
(Sign exactly as your name appears on the other side of this Security)

Signature Guaranteed

Participant in a Recognized Signature Guarantee Medallion Program

By:
Authorized Signatory

[7]	This Form to be included only if the Note is a Certificated Security.

FORM OF FUNDAMENTAL CHANGE PURCHASE NOTICE

The Bank of New York Mellon

101 Barclay Street, Floor 7 West

New York, NY 10286

Attention: Corporate Trust Division,

 Corporate Finance Unit

Re:	Cheniere Energy, Inc. (the “Company”)

4.875% Unsecured PIK Convertible Notes due 2021

This is a Fundamental Change Purchase Notice as defined in Section 5.1(c) of the Indenture, dated as of November 28, 2014 (the “Indenture”), between the Company and The Bank of New York Mellon, as Trustee. Terms used but not defined herein shall have the meanings ascribed to them in the Indenture.

Certificate No(s). of Securities:

I intend to deliver the following aggregate principal amount of Securities for purchase by the Company pursuant to Article 5 of the Indenture:

$

I hereby agree that the Securities will be purchased on the Fundamental Change Purchase Date pursuant to the terms and conditions specified in paragraph 4 of the Securities and in the Indenture.

Signed:

DIVIDEND RECAPITALIZATION PURCHASE NOTICE

The Bank of New York Mellon

101 Barclay Street, Floor 7 West

New York, NY 10286

Attention: Corporate Trust Division,

 Corporate Finance Unit

Re:	Cheniere Energy, Inc. (the “Company”)

4.875% Unsecured PIK Convertible Notes due 2021

This is a Dividend Recapitalization Purchase Notice as defined in Section 6.1(c) of the Indenture, dated as of November 28, 2014 (the “Indenture”), between the Company and The Bank of New York Mellon, as Trustee. Terms used but not defined herein shall have the meanings ascribed to them in the Indenture.

Certificate No(s). of Securities:

I intend to deliver the following aggregate principal amount of Securities for purchase by the Company pursuant to Article 5 of the Indenture:

$

I hereby agree that the Securities will be purchased on the Dividend Recapitalization Purchase Date pursuant to the terms and conditions specified in paragraph 5 of the Securities and in the Indenture.

Signed: